Exhibit 10(a)

                                   CONSENT OF
                                 FOLEY & LARDNER





     We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in Post-Effective Amendment No. 22 to the Form N-4 Registration Statement of Charter National Variable Annuity Account (File No. 033-22925).





                                           /s/ Foley & Lardner
                                               -------------------
                                               FOLEY & LARDNER


Washington, D.C.
April 16, 2002

Exhibit 10(b)

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Post-Effective Amendment No. 22 to Registration Statement No. 33-22925 of Charter National Variable Annuity Account of Charter National Life Insurance Company on Form N-4 of our report dated February 20, 2002 relating to the financial statements and the related financial statement schedule of Charter National Life Insurance Company (which report expresses an unqualified opinion and includes an explanatory paragraph that discusses Charter's change in basis of accounting as a result of a business combination accounted for as a purchase), and our report dated March 8, 2002 relating to the financial statements of Charter National Variable Annuity Account, appearing in the Statement of Additional Information (which is incorporated by reference in the Prospectus of Charter National Variable Annuity Account), which is part of such Registration Statement, and to the references to us under the heading "Experts" in such Statement of Additional Information.




/s/ Deloitte & Touche LLP
Chicago, Illinois
April 22, 2002